Income taxes	12 Months Ended
Mar. 31, 2014
Income taxes

16. Income taxes:

The components of income from continuing operations before income tax comprise the following:

	Yen in millions
	For the year ended March 31
	2012	2013	2014
Income (loss) from continuing operations before income taxes:
The Company and domestic subsidiaries	¥46,181	¥(7,473)	¥25,463
Foreign subsidiaries	24,675	20,871	59,201

	¥70,856	¥13,398	¥84,664

The provision for income taxes consists of the following:

	Yen in millions
	For the year ended March 31
	2012	2013	2014
Current income tax expense/(benefit):
The Company and domestic subsidiaries	¥(4,462)	¥9,200	¥1,872
Foreign subsidiaries	6,694	5,713	10,139

Total current	2,232	14,913	12,011

Deferred income tax expense (benefit):
The Company and domestic subsidiaries	16,289	(5,504)	12,649
Foreign subsidiaries	280	(2,847)	1,069

Total deferred	16,569	(8,351)	13,718

Total provision	¥18,801	¥6,562	¥25,729

NIDEC is subject to a number of different income taxes, which, in the aggregate, indicate a statutory rate in Japan of approximately 41.0% in 2012 and approximately 38.0% in 2013 and 2014. Reconciliation of the differences between the statutory tax rate and the effective income tax rate is as follows:

	For the year ended March 31
	2012	2013	2014
Statutory tax rate	41.0%	38.0%	38.0%
Increase (reduction) in taxes resulting from:
Tax benefit in foreign subsidiaries	(16.1)	(43.6)	(14.6)
Tax on undistributed earnings	5.1	8.9	2.2
Valuation allowance	4.1	33.7	(2.3)
Liabilities for unrecognized tax benefits	(10.5)	2.3	(0.1)
Reversal of deferred tax assets related to foreign tax credit	—	—	5.3
Changes in Japanese income tax rates	1.4	—	0.3
Other	1.5	9.7	1.6

Effective income tax rate	26.5%	49.0%	30.4%

The effective income tax rate decreased 18.6 percentage points from 49.0% for the year ended March 31, 2013 to 30.4% for the year ended March 31, 2014. This was mainly due to provision for valuation allowance relating to the tax losses at some of our subsidiaries carried forward for the year ended March 31, 2013 which was more than offset by reversal of valuation allowance for the year ended March 31, 2014 at some of our other subsidiaries due to recovery in their business performance.

Impact of tax benefit in foreign subsidiaries decreased 29.0 percentage points from minus 43.6% for the year ended March 31, 2013 to minus 14.6% for the year ended March 31, 2014. This was because the income before income taxes increased for the year ended March 31, 2014 compared to the year ended March 31, 2013, especially in domestic subsidiaries.

Tax benefit in foreign subsidiaries primarily relates to income sourced from foreign subsidiaries mainly in Thailand and the Philippines.

In Thailand, NIDEC received privileges under the promotional certificates issued in March and August 2010. Under these privileges, NIDEC received an exemption from corporate income tax for a period of eight years from the date of commencement of certain revenue-generating activities identified by the promotional certificate.

In the Philippines, NIDEC received certain tax incentives in September 2011, which included an income tax holiday for four years.

The aggregate amounts and per share effects of tax holidays are as follows:

	Yen in millions
	For the year ended March 31
	2012	2013	2014
Aggregate amounts of tax holidays	¥4,023	¥2,968	¥4,362

	Yen
Per share—basic	¥14.63	¥11.02	¥16.03
—diluted	¥13.69	¥10.30	¥15.02

The significant components of deferred tax assets and liabilities are as follows:

	Yen in millions
	March 31
	2013	2014
Deferred tax assets:
Inventories	¥3,142	¥2,818
Marketable securities	1,102	—
Property, plant and equipment	—	5,019
Accrued bonus	2,242	2,330
Accrued enterprise tax	—	221
Pension and severance plans	4,526	4,464
Operating loss carryforwards for tax purposes	13,646	12,811
Foreign tax credit	5,402	—
Accrued vacation	1,135	1,090
Accrued expenses	3,636	1,421
Other	2,613	2,666

Gross deferred tax assets	37,444	32,840
Less—Valuation allowance	(14,492)	(14,561)

Net deferred tax assets	22,952	18,279

Deferred tax liabilities:
Refund of enterprise taxes	(285)	—
Basis difference of acquired assets	(4,495)	(458)
Property, plant and equipment	(1,058)	—
Undistributed earnings not permanently reinvested	(7,856)	(9,311)
Marketable securities	—	(321)
Intangible assets	(4,816)	(9,813)
Other	(1,083)	(5,181)

Gross deferred tax liabilities	(19,593)	(25,084)

Net deferred tax assets (liabilities)	¥3,359	¥(6,805)

Operating loss carryforwards for tax purposes on March 31, 2014 amounted to approximately ¥35,843 million and are available as an offset against future taxable income of such subsidiaries.

With the exception of ¥6,245 million with no expiration period, total available operating loss carryforwards will expire at various dates primarily up to 9 years. Operating loss carryforwards for tax purposes occurred mainly in Japan and will become expired primarily up to 2023.

The valuation allowance mainly relates to deferred tax assets of consolidated subsidiaries with operating loss carryforwards for tax purposes that are not expected to be realized. The net changes in the total valuation allowance for deferred tax assets for the years ended March 31, 2012, 2013 and 2014 consist of the following:

	Yen in millions
	March 31
	2012	2013	2014
Valuation allowance at beginning of year	¥(6,235)	¥(9,786)	¥(14,492)
Additions	(3,490)	(7,660)	(4,231)
Deductions	1,581	2,994	4,183
Impact on newly acquired companies	(1,642)	(40)	(21)

Valuation allowance at end of year	¥(9,786)	¥(14,492)	¥(14,561)

Net deferred tax assets are included in the consolidated balance sheets as follows:

	Yen in millions
	March 31
	2013	2014
Deferred tax assets:
Other current assets	¥12,787	¥10,434
Other non-current assets	7,116	1,482
Deferred tax liabilities:
Other current liabilities	(1,829)	(1,583)
Other long-term liabilities	(14,715)	(17,138)

Net deferred tax assets	¥3,359	¥(6,805)

Management of NIDEC intends to reinvest certain undistributed earnings of foreign subsidiaries for an indefinite period of time. As a result, no deferred tax liability has been recorded on undistributed earnings of these subsidiaries, which are not expected to be remitted in the foreseeable future, aggregating ¥157,931 million as of March 31, 2014. NIDEC estimates an additional deferred tax liability of ¥11,558 million would be required at such time if the full amount of these accumulated earnings were expected to be remitted.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	Yen in millions
	For the year ended March 31,
	2012	2013	2014
Balance at April 1	¥9,199	¥1,766	¥2,361
Additions for tax positions of the current year	1,766	44	357
Additions for tax positions of prior years	—	551	—
Reduction for tax positions of prior years	—	—	(486)
Settlements	(9,199)	—	—

Balance at March 31	¥1,766	¥2,361	¥2,232

Total amount of unrecognized tax benefits that would reduce the effective tax rate, if recognized, is ¥2,232 million.

Although NIDEC believes its estimates and assumptions of unrecognized tax benefits are reasonable, uncertainty regarding the final determination of tax audit settlements and any related litigation could affect the effective tax rate in the future periods. A significant change to the unrecognized tax benefits might occur within the next twelve months. NIDEC does not expect that such change will have a significant impact on consolidated results of operations and financial position.

NIDEC recognizes interest and penalties related to unrecognized tax benefits as a component of other, net in the consolidated statements of income. The interest and penalties for the fiscal years ended March 31, 2012, 2013 and 2014, respectively, had no material impact on its consolidated results of operations. The total gross accrued interest and penalty were ¥192 million and ¥89 million at March 31, 2013 and 2014, respectively.

NIDEC remains subject to income tax examination for the tax returns related to the years beginning on and after January 1, 2007, with various tax jurisdictions including Japan.